(LOGO)
The First
Australia
Fund, Inc.

(LOGO)
Managed by EquitiLink
International
Management
Limited

Semi-Annual Report April 30, 2000

Highlights

-  Cash distribution rate of 12.8% p.a.
-  Change of performance benchmark to ASX 200
- Brokerage on DRIP purchases reduced from 5 cents to 2 cents per share

(GRAPHIC)

www.equitilink.com
AMEX - IAF

Managed by EquitiLink International Management
Limited.

Advised by EquitiLink Australia Limited.

ALL AMOUNTS ARE U.S. DOLLARS UNLESS
OTHERWISE STATED
letter to Shareholders

June 23, 2000

Dear Shareholder,
We present this Semi-Annual Report which covers the activities of The First Australia Fund, Inc. (the
"Fund") for the six months ended April 30, 2000.
Included in this Report is a review of the Australian economy and investment markets, together with an overview of the Fund's investments prepared by the Investment Manager, EquitiLink International
Management Limited.

Quarterly distribution rate continues: 12.8% for the past year
Over the past 12 months, the Fund has paid a total of 82.5 cents per share, which equates to an annualized cash distribution rate of 12.8%, based upon the share price of $6.44 as of April 30. With these payments being made quarterly, investors are assured of regular income. The cash distribution for the current quarter of 20 cents per share was paid on April 14, 2000.

Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those US investors who are able to claim a tax credit. It is the intention of the Board to continue to maintain the Fund's distribution rate of 9% for the current fiscal year ending October 31, 2000. The Fund makes quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end Net Asset Values (NAV).

NAV Performance: Negatively affected by strong US dollar
In US dollar terms the NAV fell by 5.1% over the six months, adversely affected by the recent strength of the US dollar against the Australian dollar, having appreciated by 9.6% during the six months. In Australian dollar terms, the Fund's NAV increased by 3.9% after expenses (assuming reinvestment of distributions) despite highly volatile stock markets.

Share Price Performance: Affected by sentiment surrounding the strong US dollar
For the six month period ended April 30, 2000 the total US dollar market return for the Fund has been -14.7%, based upon the closing period share price of $6.44. This compares with a flat return for the Australian All Ordinaries Accumulation Index in US dollar terms. The Fund's share price has been affected by the sentiment surrounding the recent strength of the US dollar against the Australian dollar.

Performance Benchmark : Changed to ASX 200, no change to investment process
The Board has approved a change in the performance benchmark for the Fund to the S&P/ASX 200
Accumulation Index (ASX 200). This new Index comprises the top 200 companies, listed on the Australian Stock Exchange (ASX), by market capitalization, and was introduced by the ASX on April 3, 2000. This Index most closely represents the universe of stocks that are considered for the Fund, hence the investment process and management
(including compliance requirements) will not alter.
All future reports of the Fund will include the ASX
200 as the performance benchmark.

letter to Shareholders

For information about the Fund, including weekly
updates of share prices, NAV and details of recent
distributions, please contact EquitiLink USA Inc.
Investor Relations, by:

- toll free on 1-800-552-5465 in the United States,
- e-mail to InvestorRelations@equitilinkny.com, or
- visit the website at www.equitilink.com.

Yours sincerely,

Laurence S. Freedman
Chairman

Brian M. Sherman
President

(LOGO)
The First
Australia
Fund, Inc.

Dividend Reinvestment and Cash
Purchase Plan                        The First Australia Fund, Inc.

We invite you to participate in the Fund's Dividend
Reinvestment and Cash Purchase Plan
(the "Plan"), which allows you to automatically re-invest your distributions in shares of the Fund's common stock at favorable commission rates.
Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month.
Under this arrangement, the Plan Agent will purchase shares for you on the stock exchange or otherwise on the open market on or about the 15th of each month.

As a Participant in the Plan, you will have the convenience of:

Automatic reinvestment - the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

Lower costs - shares are purchased on your behalf under the Plan at low brokerage rates;
Brokerage on share purchases was recently reduced from 5 cents to 2 cents per share;

Convenience - the Plan Agent will hold your shares in non-certificated form and will provide a detailed record of your holdings at the end of each distribution period.

To request a brochure containing information on the Plan, together with an authorization form, please telephone the Plan Agent, State Street Bank & Trust
Company, P.O. Box 8200, Boston, MA 02266, toll free on 1-800-451-6788.

Report of the Investment Manager      The First Australia Fund, Inc.

Share Price Performance -- affected by the strong US dollar
During the period the US dollar continued to strengthen dramatically against virtually every major global currency. The Australian dollar was not immune, with the US dollar appreciating 9.6% over the past six months. As a result, market sentiment has moved against the Fund. For the six month period ended April 30, 2000 the total US dollar market return for the Fund has been -14.7%, based upon the closing period share price of $6.44.
This compares with a flat return for the Australian
All Ordinaries Accumulation Index in US dollars.

NAV Performance
In US dollar terms the NAV fell by 5.1% over the six months, adversely affected by the recent strength of the US dollar against the Australian dollar, having appreciated by 9.6% during the six months. In Australian dollar terms, the Fund's NAV increased by 3.9% after expenses (assuming reinvestment of distributions) despite highly volatile stock markets.

This movement took place in extremely volatile market conditions; Technology stocks took the brunt of the downswing, dragging down blue chip and growth stocks, regardless of their involvement in "e-commerce". The Fund is overweight in Resource stocks, which out-performed during the six months reporting period assisting performance.

Currency
The US dollar rose 9.6% against the Australian dollar over the past six months; the Australian dollar closed the period at 58.5 cents. The continuing strength of the US economy has seen the US dollar appreciate against most major currencies including the Australian dollar. This appreciation by the US dollar against the Australian dollar reflects the interest rate differential between Australia and the USA, and expectations that the US
Federal Reserve will tighten monetary policy more aggressively than the Reserve Bank of Australia.

The Manager anticipates that, during the year, US interest rates are expected to move higher, slowing the US economy. In this event, there are expectations for the US dollar to reverse its recent trend and for other currencies to strengthen against it. The Australian dollar is expected to be supported by the maintenance of strong growth in the Australian economy, a broadening of the commodity price recovery and strong tourism income from the Olympics.

Performance Benchmark
The Board has approved a change in the performance benchmark for the Fund to the S&P/ASX 200
Accumulation Index (ASX 200). This new Index comprises the top 200 companies, listed on the Australian Stock Exchange (ASX), by market capitalization, and was introduced by the ASX on April 3, 2000. This Index most closely represents the universe of stocks that are considered for the Fund, hence the investment process and management
(including compliance requirements) will not alter.
All future reports of the Fund will include the ASX
200 as the performance benchmark.

Report of the Investment Manager
(continued)                          The First Australia Fund, Inc.

Investment Strategy
Over the six months cash was increased from 1.0% to 5.0%, in anticipation of short-term market weakness. The Fund slightly decreased its exposure to the Resource sector, but remains overweight compared with the ASX All Ordinaries Index.
Exposure to the Industrials sector remains slightly underweight. The Manager believes that industrial stocks, which are held in the portfolio, represent high growth prospects and consistent dividend income.

The Fund will remain relatively fully invested.

Portfolio Composition
The following chart summarizes the composition of the Fund's portfolio, expressed as a percentage of net assets. On April 30, 2000 the Fund held 80% of its net assets in industrial stocks, 15% in resource stocks, and 5% in cash.

(GRAPH)

Distribution Policy
Over the past 12 months to April 30, 2000 a total of 82.5 cents per share were paid to Shareholders.
Based on a share price of $6.75 as of the date of this report, this equates to annualized cash distribution rate of 12.2%.

It is the intention of the Board to continue to maintain the Fund's distribution rate at 9% of NAV for the current fiscal year ending October 31, 2000. The Fund makes quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The Fund's Board of Directors determines the distribution rate at the commencement of each year based on the Manager's forecast of earnings and its outlook for the Australian equity and currency markets.

Selected Equity Holdings                The First Australia Fund, Inc.

The following notes highlight the Fund's top ten holdings at April 30, 2000.

  15.9% of total assets
News Corporation Ltd is a global, vertically-integrated entertainment and media company. It produces film and television entertainment through the Fox brand name and also has significant interests in several major broadcast platforms such as B-Sky-B in the UK and the Fox TV network in the US. News Corporation has also entered into joint venture arrangements with other media/telecommunications companies in order to reduce financial risk and expand its global market presence. The Manager believes that the company is undervalued relative to its US peers.

The Manager intends to maintain an Index weight position in the stock.

  10.3% of total assets
Telstra Corporation Ltd is Australia's dominant telecommunications carrier providing a full range of telecommunications services. The company will be a leading beneficiary of the digital revolution in Australia as the convergence of the internet, media, telecommunications and technology sectors continues. Deregulation of the Australian telecommunications market has increased competition and is eroding Telstra's market share in all areas of operation. Profitability may come under pressure in the medium term.

The Manager intends to reduce the weighting in this stock.

  8.0% of total assets
National Australia Bank Ltd is Australia's largest full service banking group, with significant operations in Australia, New Zealand, the UK and US. NAB has grown its international retail banking presence through acquisitions while maintaining market leadership in Australia. As a further expansion measure, the bank has set up an international joint venture allowing its customers to trade shares on the internet. NAB recently announced an interim profit result, which was above market expectations.

The Manager intends to maintain an overweight position in the stock.

  6.9% of total assets
BHP Company Ltd is one of the world's largest mining companies with operations throughout the world. Its main areas of operation are oil in Australia, the Gulf of Mexico and UK; global copper production, iron ore mining and processing in Australia and South America; coal mining in Australia and steel production in Australia. BHP is currently finishing a major restructuring with uneconomic assets sold or closed and stronger focus upon generating returns for shareholders.

The Manager intends to maintain a slightly overweight position in the stock.

Selected Equity Holdings  (continued)         The First Australia Fund, Inc.

  5.8% of total assets
ANZ Banking Group Ltd is Australia's fourth largest banking group, offering retail and wholesale banking services in Australia, New Zealand and Asia. Recent management changes have focused on cost control and growing non-interest income.
Domestic asset quality and interest margins are trending favorably, underpinning a sound outlook for profitability. ANZ expects to double the number of its internet banking customers in the next two years. The Manager believes that the stock's valuation remains cheap relative to other
Australian banks.

The Manager intends to maintain an overweight position in the stock.

  5.3% of total assets
Colonial Ltd is a diverse financial services group with operations in Australia, the United Kingdom and Asia covering banking, funds management, life insurance and investment products. Colonial was the subject of a friendly takeover bid by Commonwealth Bank of Australia. The combined operation has created Australia's largest financial services company offering traditional banking and investment products. The deal was completed in early June 2000.

The Manager accepted the takeover offer for the stock.

  4.7% of total assets
Westpac Banking Corporation is the second largest banking group in Australia, offering retail and wholesale banking services in Australia and New
Zealand. Management remains focused on optimizing its domestic banking business and integrating recent acquisitions. The Manager believes that the sound capital management should drive earnings per share growth. The company recently announced a better than expected interim profit result.

The Manager intends to maintain an overweight position in the stock.

  3.6% of total assets
Foster's Brewing Group Ltd is an international beverage group producing beer, wine and other alcoholic beverages. The company released an outstanding annual result in 1999 with profits increasing in each of its major divisions. The return on invested capital has increased significantly over the past three years and the Manager believes that the Fosters is well positioned to continue this trend in the future.

The Manager intends to maintain an overweight position in the stock.

Selected Equity Holdings  (continued)     The First Australia Fund, Inc.

  3.1% of total assets
Rio Tinto Ltd is one of the world's largest mining companies with a dual listing structure in London and Australia. It's operations span the globe covering coal, copper, iron ore, aluminum borax and titanium. Rio Tinto continues to produce strong and stable earnings during commodity cycles and is well positioned to take advantage of upturns in commodity prices.

The Manager intends to maintain a modest underweight position in the stock.

  3.0% of total assets
AMP Ltd is one of Australia's largest financial institutions. Its operations cover funds management, life insurance and general insurance.
With the current rationalization occurring in the Australian financial services industry, AMP is viewed as a likely player either through a merger or as a target of a takeover bid.

The Manager intends to maintain an Index weight position in the stock.

The Manager's intentions with respect to maintaining weighted positions in stock are expressed as of the date of this report, and the Manager reserves the right to change such intentions.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry sector if, at the time of the investment, that industry sector represents 20% or more of the Australian All Ordinaries Index.

At April 30, 2000 the Fund did not have more than 25% of its assets invested in any industry sector.

Market Review and Outlook           The First Australia Fund, Inc.

Economy
The growth in the Australian economy has been uninterrupted since 1992, one of its longest periods of expansion. After strong growth at the end of 1999, the economy has moderated slightly in early 2000. However, it is forecasted by the Federal Government to continue to grow at 3.75% for the year to June 2001.

Inflation has risen to 2.8% mainly due to higher oil prices, but is still well within expectations and the Reserve Bank of Australia target range.

The Reserve Bank of Australia increased interest rates by 1.00% during the six months to April 30, 2000 and by a further 0.25% in early May, taking official interest rates to 6.00%. The Reserve Bank of Australia is expected to maintain its pre-exemptive approach and further tightenings of monetary policy are forecast to occur during the year.

Stockmarket
The Australian stockmarket has rallied over the six months but has recently been affected by turbulence surrounding the technology sector and US equity markets.

Resource Stocks performed well during the six months and that should be maintained as world industrial production is set to continue its cyclical upswing, which should result in improving commodity prices. The outlook for industrial shares is also favorable, as inflationary pressures remain benign and cost cutting, as well as productivity improvements should help profit growth.

Currency
The US dollar rose 9.6% against the Australian dollar over the six months; the Australian dollar closed the period at 58.5 cents. The recent appreciation by the US dollar against the Australian dollar reflects the following:

- the continuing strength of the US economy has seen the US dollar appreciate against most major currencies,
- the interest rate differential between Australia and the USA,
- expectations that the US Federal Reserve will tighten more aggressively than the Reserve Bank of Australia and
- a sluggish commodity price recovery.

Over the year many of the above concerns are likely to fade and we anticipate:
- growth in the Australian economy to remain strong, at or above the world average,
- a broadening of the commodity price recovery, particularly in the bulk and soft commodities,
- strong tourism income from the Olympics to support the Australian dollar during the year.

EquitiLink International Management Limited
June 2000

Portfolio of Investments April 30, 2000
(Unaudited)                                The First Australia Fund, Inc.
--------------------------------------------------------------------------------

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
              LONG-TERM INVESTMENTS--95.1%
              Common and Preferred Stocks--95.1%
              Diversified Industries--14.3%
   765,000    Cable & Wireless Optus
                Limited*...................  $  2,472,909
   200,000    ERG Limited..................       952,816
   963,900    Fairfax (John) Holdings
                Limited....................     2,789,066
   331,016    Foodland Associated
                Limited....................     1,594,402
 1,945,000    Foster's Brewing Group
                Limited....................     4,918,444
   236,000    Lend Lease Corporation
                Limited....................     2,559,870
 1,760,000    National Foods Limited.......     2,674,900
   400,000    Orica Limited................     1,582,961
                                             ------------
                                               19,545,368
                                             ------------
              Resources And Mining--15.4%
   862,638    Broken Hill Proprietary
                Company Limited............     9,298,461
 1,253,000    North Limited................     2,157,039
   282,771    Rio Tinto Limited............     4,204,577
   828,839    Sons of Gwalia Limited.......     2,107,565
   791,250    WMC Limited..................     3,288,554
                                             ------------
                                               21,056,196
                                             ------------
              Services--65.4%
   457,000    AMP Limited..................     4,007,089
 1,130,000    Australia & New Zealand
                Banking Group Limited......     7,820,810
   110,000    Brambles Industries
                Limited....................     3,099,283
 1,389,000    Colonial Limited.............     7,178,360
   110,000D   Commonwealth Bank of
                Australia..................     1,676,957
   980,000    ISIS Communications
                Limited....................       492,659
 1,400,000    Jupiters Limited.............     2,225,966
   427,200    Lang Corporation Limited*....     2,110,131
   790,000    National Australia Bank
                Limited....................    10,833,697
   678,000    News Corporation Limited.....     8,618,479
 1,209,000    News Corporation Limited
                Voting Preferred Stock.....    13,017,798
 1,910,000    Orbital Engine Corporation
                Limited*...................     1,563,086
 1,540,000    Qantas Airways Limited.......     3,303,759
   300,000D   Solution 6 Holdings
                Limited*...................       919,088
 2,670,000Pound Telstra Corporation Limited
                Installment Receipts*......    11,455,892
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
 1,010,000    Telstra Corporation Limited
                International Receipts*....  $  2,585,932
 1,540,000D   Village Roadshow Limited
                Voting Preferred Stock.....     2,160,496
 1,004,000    Westpac Banking Corporation
                Limited....................     6,414,687
                                             ------------
                                               89,484,169
                                             ------------
              Total common and preferred
                stocks (cost
                $131,567,454)..............   130,085,733
                                             ------------
Principal
  Amount      SHORT-TERM INVESTMENTS--4.1%
  (000)       Demand Deposits--3.9%
----------
A$   9,126    Banque Nationale de Paris,
                5.60%, 5/1/00..............     5,334,772
         2    State Street Bank & Trust
                Company,
                5.65%, 5/1/00..............         1,306
                                             ------------
              Total demand deposits
                (cost US$5,416,127)........     5,336,078
                                             ------------
              Repurchase Agreement--0.2%
US$    319    State Street Bank & Trust
                Company, 5.88% dated
                4/28/00, due 5/2/00 in the
                amount of $319,200 (cost
                $319,000; collateralized by
                $325,000 U.S. Treasury
                Notes, due 10/31/01; value
                including accrued interest-
                US$330,281)................       319,000
                                             ------------
              Total short-term investments
                (cost US$5,735,127)........     5,655,078
                                             ------------
              Total Investments--99.2%
                (cost $137,302,581; Note
                3).........................   135,740,811
              Other assets in excess of
                liabilities--0.8%..........     1,022,796
                                             ------------
              Net Assets--100%.............  $136,763,607
                                             ------------
                                             ------------

------------------
Pound Expressed in number of shares into which position can be exercised or converted.
* Non-income producing security.
D Portion of securities on loan; see Note 3.

                                       10     See Notes to Financial Statements.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)                 The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $137,302,581).................................................   $135,740,811
Foreign currency, at value (cost $223,397)................................................        223,397
Receivable for investments sold...........................................................      2,288,979
Dividends and interest receivable.........................................................         62,246
Other assets..............................................................................         18,207
                                                                                             ------------
    Total assets..........................................................................    138,333,640
                                                                                             ------------
Liabilities
Payable for investments purchased.........................................................      1,358,836
Accrued expenses and other liabilities....................................................         98,452
Investment management fee payable.........................................................         98,074
Withholding tax payable...................................................................          9,314
Administration fee payable................................................................          5,357
                                                                                             ------------
    Total liabilities.....................................................................      1,570,033
                                                                                             ------------
Net Assets                                                                                   $136,763,607
                                                                                             ------------
                                                                                             ------------
Net assets were comprised of:
  Common stock, $.01 par value............................................................   $    171,900
  Paid-in capital in excess of par........................................................    152,855,695
                                                                                             ------------
                                                                                              153,027,595
  Distributions in excess of net investment income........................................         (9,314)
  Accumulated net realized gains on investments...........................................      3,755,155
  Net unrealized appreciation on investments..............................................     10,055,993
  Accumulated net realized and unrealized foreign exchange losses.........................    (30,065,822)
                                                                                             ------------
  Net assets..............................................................................   $136,763,607
                                                                                             ------------
                                                                                             ------------
Net asset value per share:
  ($136,763,607 / 17,189,998 shares of common stock issued and outstanding)...............          $7.96
                                                                                             ------------
                                                                                             ------------

                                       11     See Notes to Financial Statements.

Statement of Operations Six Months Ended
April 30, 2000 (Unaudited)                  The First Australia Fund, Inc.
--------------------------------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding taxes of $75,161).............................     $  2,411,295
  Interest............................................................................           57,304
  Income from securities loaned, net..................................................            5,954
                                                                                         ----------------
  Total income........................................................................        2,474,553
                                                                                         ----------------
Expenses
  Investment management fee...........................................................          688,000
  Shareholder relations and communications............................................          112,000
  Custodian's fees and expenses.......................................................          110,000
  Directors' fees and expenses........................................................           91,000
  Independent accountant's fees and expenses..........................................           56,000
  Administration fee..................................................................           38,500
  Legal fees and expenses.............................................................           35,000
  Transfer agent's fees and expenses..................................................           20,000
  Insurance expense...................................................................           12,000
  Miscellaneous.......................................................................           13,474
                                                                                         ----------------
  Total operating expenses............................................................        1,175,974
                                                                                         ----------------
Net investment income before excise tax...............................................        1,298,579
Excise tax............................................................................          (25,000)
                                                                                         ----------------
Net investment income.................................................................        1,273,579
                                                                                         ----------------
Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currencies
Net realized gain on investment transactions..........................................        3,856,505
Net change in unrealized appreciation on investments..................................          209,712
                                                                                         ----------------
Net gain on investments...............................................................        4,066,217
                                                                                         ----------------
Net increase in net assets resulting from operations before net foreign exchange
  losses..............................................................................        5,339,796
Net realized and unrealized foreign exchange losses...................................      (12,273,089)
                                                                                         ----------------
Net Decrease In Net Assets
Resulting From Operations.............................................................     $ (6,933,293)
                                                                                         ----------------
                                                                                         ----------------

                                       12     See Notes to Financial Statements.

Statement of Changes in Net Assets
(Unaudited)                                The First Australia Fund, Inc.
--------------------------------------------------------------------------------

                                                                             Six Months
                                                                               Ended          Year Ended
Increase (Decrease)                                                          April 30,       October 31,
in Net Assets                                                                   2000             1999
                                                                            ------------     ------------
Operations
  Net investment income.................................................    $  1,273,579     $  1,365,427
  Net realized gain on investment transactions..........................       3,856,505       11,961,602
  Net change in unrealized appreciation on investments..................         209,712        5,798,730
                                                                            ------------     ------------
  Net increase in net assets resulting from operations before net
    foreign exchange gain (loss)........................................       5,339,796       19,125,759
  Net realized and unrealized foreign exchange gain (loss)..............     (12,273,089)       3,834,019
                                                                            ------------     ------------
  Net increase (decrease) in net assets resulting from operations.......      (6,933,293)      22,959,778
Dividends to shareholders from net investment income....................        (309,314)      (5,122,437)
Distributions to shareholders from net realized capital gains...........      (6,910,269)      (8,715,134)
                                                                            ------------     ------------
Total increase (decrease)...............................................     (14,152,876)       9,122,207
Net Assets
Beginning of period.....................................................     150,916,483      141,794,276
                                                                            ------------     ------------
End of period...........................................................    $136,763,607     $150,916,483
                                                                            ------------     ------------
                                                                            ------------     ------------

                                       13     See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)         The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The First Australia Fund, Inc. (the 'Fund) is a closed-end, nondiversified management investment company incorporated in Maryland on September 30, 1985. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.
Note 1. Accounting Policies
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
   Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
   Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
   Repurchase Agreements: In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   Foreign Currency Translation: Australian dollar ('A$) amounts are translated into United States dollars ('US$) on the following basis:
     (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the reporting period; and
     (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.
                                       14

Notes to Financial Statements
(Unaudited) (continued)            The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at April 30, 2000. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
   Net realized and unrealized foreign exchange losses of $12,273,089 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange losses shown in the composition of net assets at April 30, 2000 represent foreign exchange losses for book purposes that have not yet been recognized for tax purposes.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.
   The exchange rate at April 30, 2000 was US$.5845 to A$1.00 for the Australian dollar.
   Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
   Dividends and Distributions: It is the Fund's current policy to pay regular quarterly distributions at an annual rate, which is a percentage of the rolling average of the Fund's prior four quarter-end net asset values. The distributions will be made from net investment income, net realized capital gains and, to any extent necessary, paid-in capital. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.
   Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.
                                       15

Notes to Financial Statements
(Unaudited) (continued)           The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Provision has been made for United States excise taxes incurred during the prior fiscal year. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.
   Securities Lending: The Fund may lend its securities to approved borrowers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.
   Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the six months ended April 30, 2000, the Fund increased distributions in excess of net investment income by $959,974, increased accumulated net realized gains on investments by $3,771,908, decreased accumulated realized and unrealized foreign exchange losses by $2,786,934 and decreased paid-in capital in excess of par by $25,000. Net investment income, net realized gains and net assets were not affected by this change.
Note 2. Agreements
   The Fund has agreements with EquitiLink International Management Limited (the 'Investment Manager), EquitiLink Australia Limited (the 'Investment Adviser), and Prudential Investments Fund Management, LLC (the 'Administrator). The Investment Manager and the Investment Adviser are affiliated companies.
   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.
   The Investment Manager pays fees to the Investment Adviser for their services rendered. The Investment Manager informed the Fund that it paid $177,330 to the Investment Adviser during the six months ended April 30, 2000.
   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets
                                       16

Notes to Financial Statements
(Unaudited) (continued)            The First Australia Fund, Inc.
--------------------------------------------------------------------------------
in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets.
   EquitiLink USA, Inc. ('EUSA), a wholly owned subsidiary of EquitiLink International Management Limited, entered into an agreement on March 1, 2000 to serve as the Fund's investor relations agent. This agreement provides EUSA with a monthly retainer of $5,000 plus out of pocket expenses up to $3,000 per year. During the period ended April 30, 2000, the fund incurred fees of approximately $10,000 for the services of EUSA. As of April 30, 2000 this amount was due to EUSA. Shareholder relations and communications expenses in the Statement of Operations include certain out-of-pocket and shareholder reporting expenses paid to nonaffiliates.
Note 3. Portfolio Securities
   Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 aggregated $93,389,799 and $99,505,615, respectively.
   As of April 30, 2000, the Fund had securities on loan with an aggregate market value of $2,471,855. As of this date, the collateral held for securities on loan was comprised of securities with an aggregate market value of $2,619,925.
   The United States federal income tax basis of the Fund's investments at April 30, 2000 was $137,616,263 and accordingly, net unrealized depreciation for United States federal income tax purposes was $1,875,453 (gross unrealized appreciation--$9,387,556; gross unrealized depreciation--$11,263,009).
Note 4. Capital
   There are 20 million shares of $.01 par value common stock authorized. Of the 17,189,998 shares issued and outstanding at April 30, 2000, the Investment Manager and its affiliates owned 2,748,737 shares.
Note 5. Dividends And Distributions
   On June 8, 2000 the Board of Directors of the Fund declared a $.20 dividend comprised of $.09 per share from ordinary income, and a distribution of $.11 per share from realized long-term capital gains payable on July 14, 2000 to shareholders of record on June 30, 2000.
                                       17

Financial Highlights (Unaudited)                  The First Australia Fund, Inc.
--------------------------------------------------------------------------------

                                            Six Months
                                              Ended                          Years Ended October 31,
                                            April 30,      ------------------------------------------------------------
                                               2000          1999         1998         1997         1996         1995
                                            ----------     --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....     $   8.78      $   8.25     $   9.35     $  10.98     $  10.04     $  11.76
                                            ----------     --------     --------     --------     --------     --------
Net investment income...................          .07           .08          .21          .18          .20          .22
Net realized and unrealized gain (loss)
  on investments and foreign
  currencies............................         (.47)         1.26         (.41)       (1.45)        1.25         (.71)
                                            ----------     --------     --------     --------     --------     --------
  Total from investment operations......         (.40)         1.34         (.20)       (1.27)        1.45         (.49)
                                            ----------     --------     --------     --------     --------     --------
Dividends from net investment income....         (.02)         (.30)        (.23)        (.17)        (.23)        (.22)
Distributions from net capital and
  currency gains........................         (.40)         (.51)        (.66)        (.18)        (.26)        (.94)
                                            ----------     --------     --------     --------     --------     --------
  Total dividends and distributions.....         (.42)         (.81)        (.89)        (.35)        (.49)       (1.16)
                                            ----------     --------     --------     --------     --------     --------
Capital reduction with respect to
  issuance of Fund shares...............           --            --         (.01)        (.01)        (.02)        (.07)
                                            ----------     --------     --------     --------     --------     --------
Net asset value, end of period..........     $   7.96      $   8.78     $   8.25     $   9.35     $  10.98     $  10.04
                                            ----------     --------     --------     --------     --------     --------
                                            ----------     --------     --------     --------     --------     --------
Market price per share, end of period...     $ 6.4375      $   8.00     $ 6.5625     $   7.44     $  9.125     $   8.19
                                            ----------     --------     --------     --------     --------     --------
                                            ----------     --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN BASED ONPound:
Market value............................       (14.69)%       34.91%       (0.38)%     (15.17)%      17.76%       (7.84)%
Net asset value.........................        (3.88)%       17.77%       (0.34)%     (11.37)%      15.55%       (2.70)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net
  assets................................         1.58%*        2.58%        1.61%        1.39%        1.41%        1.50%
Ratio of net investment income to
  average net assets....................         1.67%*         .87%        2.38%        1.68%        1.86%        2.24%
Portfolio turnover rate.................           63%          143%         180%         270%         133%          45%
Net assets, end of period (000
  omitted)..............................     $136,764      $150,916     $141,794     $159,422     $185,756     $168,111
Average net assets (000 omitted)........     $153,106      $157,565     $149,827     $182,588     $178,756     $162,228

---------------
     * Annualized.
 Pound Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's shares.

Supplemental Proxy Information (Unaudited)        The First Australia Fund, Inc.
--------------------------------------------------------------------------------
   The Annual Meeting of Shareholders of The First Australia Fund, Inc. (the 'Fund) was held on Wednesday, March 22, 2000 at the offices of Prudential Securities Incorporated, One Seaport Plaza, New York, New York. The meeting was held for the following purposes:

(1a)    To elect five Directors to serve as Class I Directors for a three-year term expiring in
        2003:
        - David Lindsay Elsum
        - Laurence S. Freedman
        - Michael R. Horsburgh
        - William J. Potter
        - Peter J. O'Connell
(1b)    To elect one Director to serve as Class I Director for a term to expire in 2001:
        - Peter D. Sacks
        Directors whose term of office continued beyond this meeting are as follows: Anthony E.
        Aaronson, Rt. Hon. Malcolm Fraser, Harry A. Jacobs, Howard A. Knight, Richard H. McCoy,
        Nevile J. Miles, John T. Sheehy and Brian M. Sherman;
        To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of
(2)
        the Fund for the fiscal year ending October 31, 2000;

The results of the proxy solicitation on the above matters were as follows:

                Director/Auditor                Votes for       Votes against       Votes withheld        Abstentions
      ------------------------------------     ------------     --------------      ---------------      --------------
(1a)  David Lindsay Elsum                        12,691,646               --              363,800                  --
      Laurence S. Freedman                       12,689,349               --              366,097                  --
      Michael R. Horsburgh                       12,691,584               --              363,862                  --
      William J. Potter                          12,685,887               --              369,559                  --
      Peter J. O'Connell                         12,682,871               --              372,575                  --
(1b)  Peter D. Sacks                             12,571,031               --              484,415                  --
(2)   PricewaterhouseCoopers LLP                 12,760,036          159,821                   --             135,588

Directors                            Officers

Laurence S. Freedman, Chairman       Brian M. Sherman, President
Anthony E. Aaronson                  Laurence S. Freedman, Vice President
David Lindsay Elsum                  Ouma Sananikone,
Rt. Hon. Malcolm Fraser                Assistant Vice President and
Michael R. Horsburgh                   Chief Investment Officer
Harry A. Jacobs, Jr.                 David Manor, Treasurer
Howard A. Knight                     Roy M. Randall, Secretary
Richard H. McCoy                     Barry G. Sechos, Assistant Treasurer
Neville J. Miles                     Peter W. Fortner, Assistant Treasurer
Peter J. O'Connell                   Allan S. Mostoff, Assistant Secretary
William J. Potter                    Margaret A. Bancroft, Assistant Secretary
Peter D. Sacks                       Sander Bieber, Assistant Secretary
John T. Sheehy
Brian M. Sherman

The accompanying financial statements as of April
30, 2000 were not audited and accordingly, no opinion is expressed on them.

This report, including the financial statements herein, is transmitted to the shareholders of The
First Australia Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

Notice is hereby given in accordance with Section
23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Investment Manager
EquitiLink International Management Limited
P.O Box 578, 17 Bond Street
St. Helier, Jersey, JE4 5XB Channel Islands

Investment Adviser
EquitiLink Australia Limited
190 George Street
Sydney, NSW 2000, Australia

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

Legal Counsel
Dechert Price & Rhoads
1775 Eye Street N.W
Washington, D.C. 20006-2401

Stikeman Elliott
Level 40, Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia

Investor Relations
EquitiLink  USA, Inc.
45 Broadway, 31st Floor
New York, NY 10006
(800) 522-5465
e-mail us at InvestorRelations@equitilinkny.com

Shares of The First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific
Stock Exchange under the symbol "IAF". Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

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